SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) December 6, 2000


                             NUPRO INNOVATIONS INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                    0-28433                     84-0893269
----------------------------        -----------              -------------------
(State or Other Jurisdiction        (Commission                 (IRS Employer
     of Incorporation)              File Number)             Identification No.)


3296 East Hemisphere Loop, Tucson, Arizona                        85706-5013
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 (Address of Principal Executive Offices)                         (Zip Code)


                                 (520) 547-3510
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


           5151 East Broadway Blvd., Suite 730, Tucson, Arizona 85711
          -------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)

ITEM 5. OTHER EVENTS.

     On December 6, 2000, the Over-the-Counter ("OTC") Compliance Unit of the NASD Regulation, Inc., Market Regulation Department (the "OTC Compliance Unit") approved NuPro Innovations Inc.'s (the "Company") request for an exemption from filing the information required by Rule 15c2-11, as such rule is promulgated under the Securities Exchange Act of 1934, as amended, to resume quotation of the Company's common stock on the OTC Bulleting Board. Accordingly, the NASDAQ will resume quoting the Company's common stock on the OTC Bulletin Board under the symbol "NUPP."

     The Company's common stock was quoted on the OTC Bulletin Board under the symbol "NUPP" from August 21, 1998 to February 24, 2000. In January 1999, the SEC granted approval of amendments to the NASD OTC Bulletin Board Eligibility Rules 6530 and 6540 (the "Eligibility Rules"). The Eligibility Rules require a company listed on the OTC Bulletin Board to be a reporting company with the SEC to maintain the listing of its stock on the OTC Bulletin Board. The Eligibility Rules required the Company to become fully compliant by February 24, 2000. Accordingly, on December 6, 1999, the Company filed a registration statement on Form 10-SB. On February 6, 2000, the Company filed Amendment No. 1 to the Form 10-SB in response to comments by the SEC on the Company's original Form 10-SB. The Company's Form 10-SB, as amended, became effective on February 6, 2000 pursuant to section 12(g)(1) of the Securities Exchange Act of 1934, as amended. However, the Eligibility Rules require that the SEC come to a position of no further comment regarding any registration statement on Form 10-SB before the NASD considers a company compliant. The Company's Form 10-SB was still under review by the SEC on February 24, 2000. Accordingly, the Company's common stock was removed from the OTC Bulletin Board on February 24, 2000. The Company filed Amendment No. 4 to the Form 10-SB on November 8, 2000. On November 22, 2000, the SEC came to a position of no further comment on the Company's Form 10-SB, as amended. Immediately thereafter, the Company filed an application with the OTC Compliance Unit to relist the Company's common stock on the OTC Bulletin Board. The OTC Compliance Unit approved the Company's application on December 6, 2000. The NASDAQ will resume quoting the Company's common stock on the OTC Bulletin Board under the symbol "NUPP" as soon as practicable.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NUPRO INNOVATIONS INC.


Date: December 8, 2000                  By /s/ Luba Veselinovic.
                                           -------------------------------------
                                           Luba Veselinovic
                                           Chief Executive Officer and President

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